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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 18, 1997



                               IMC Securities, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-31197                 59-3284026
-------------------------------  ------------------------   -------------------
(State or Other Jurisdiction of  (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)


  5901 East Fowler Avenue
     Tampa Florida                                                33617-2362
-------------------------------                             --------------------
   (Address of Principal                                          (Zip Code)
    Executive Offices)


       Registrant's telephone number, including area code (813) 984-8801
                                                          --------------


                3450 Buschwood Park Drive, Tampa, Florida 33618
                -----------------------------------------------
         (Former name or former address, if changed since last report)
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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

       8.1     Tax Opinion of Arter & Hadden

      23.1     Consent of Coopers & Lybrand, L.L.P. (Independent
               Auditors of MBIA Insurance Corporation)
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             IMC SECURITIES, INC. as
                                    Depositor


                             By:   /s/ Thomas Middleton
                                ------------------------------------------
                                   Name: Thomas Middleton
                                   Title:  President and Chief Operating Officer





Dated:  August 18, 1997
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                                 EXHIBIT INDEX

 EXHIBIT NO.         DESCRIPTION                                         PAGE NO.
  8.1                Tax Opinion of Arter & Hadden

 23.1                Consent of Coopers & Lybrand, L.L.P. (Independent
                     Auditors of MBIA Insurance Corporation)